                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): December 9, 1999


                         NORTHWEST AIRLINES CORPORATION
                     (formerly Newbridge Parent Corporation)
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-23642
                            (Commission File Number)

                                   41-1905580
                        (IRS Employer Identification No.)

                  2700 Lone Oak Parkway, Eagan Minnesota 55121
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 726-2111
              (Registrants' Telephone Number, Including Area Code)

Item 7 Exhibits.

The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-79215) (the "Registration Statement") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statement, the Preliminary Prospectus Supplement, dated November 24, 1999 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on November 26, 1999), filed and the Prospectus Supplement, dated December 2, 1999 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on December 6, 1999), to the Prospectus, dated June 7, 1999, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 1999-3.

1(a) Underwriting Agreement, dated as of December 2, 1999, by and among Northwest Airlines, Inc., Northwest Airlines Corporation,
            Morgan Stanley & Co. Incorporated, Chase Securities Inc., Salomon Smith Barney Inc. and U.S. Bancorp Piper Jaffray Inc.

4(a) Pass Through Trust Agreement, dated as of June 3, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(1) Pass Through Trust Supplement No. 1999-3G, dated as of December 9, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(2) Pass Through Trust Supplement No. 1999-3B, dated as of December 9, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(3) Pass Through Trust Supplement No. 1999-3C, dated as of December 9, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(c)(1) Revolving Credit Agreement (1999-3G), dated as of December 9, 1999, between State Street Bank and Trust Company, as Borrower, and Morgan Stanley Capital Services, Inc., as Liquidity Provider

4(c)(2) Revolving Credit Agreement (1999-3B), dated as of December 9, 1999, between State Street Bank and Trust Company, as Borrower, and Morgan Stanley Capital Services, Inc., as Liquidity Provider

4(c)(3) Revolving Credit Agreement (1999-3C), dated as of December 9, 1999, between State Street Bank and Trust Company, as Borrower, and Morgan Stanley Capital Services, Inc., as Liquidity Provider

4(d)(1) Guarantee by Morgan Stanley Dean Witter & Co. of the Class G Liquidity Facility, dated December 9, 1999

4(d)(2) Guarantee by Morgan Stanley Dean Witter & Co. of the Class B Liquidity Facility, dated December 9, 1999

4(d)(3) Guarantee by Morgan Stanley Dean Witter & Co. of the Class C Liquidity Facility, dated December 9, 1999

4(e)        Financial Guaranty Insurance Policy issued by MBIA, dated
            December 9, 1999.

4(f) Intercreditor Agreement, dated as of December 9, 1999, by and among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Morgan Stanley Capital Services, Inc., as Liquidity Provider and State Street Bank and Trust Company, as Subordination Agent

4(g)(1) Deposit Agreement (Class G), dated as of December 9, 1999, between First Security Bank, National Association, as Escrow Agent and ABN AMRO Bank N.V., as Depositary

4(g)(2) Deposit Agreement (Class B), dated as of December 9, 1999, between First Security Bank, National Association, as Escrow Agent and ABN AMRO Bank N.V., as Depositary

4(g)(3) Deposit Agreement (Class C), dated as of December 9, 1999, between First Security Bank, National Association, as Escrow Agent and ABN AMRO Bank N.V., as Depositary

4(h)(1) Escrow and Paying Agent Agreement (Class G), dated as of December 9, 1999 among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Salomon Smith Barney
            Inc., Chase Securities Inc. and U.S. Bancorp Piper Jaffray Inc., as Underwriters, State Street Bank and Trust Company of
            Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(h)(2) Escrow and Paying Agent Agreement (Class B), dated as of December 9, 1999 among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Chase Securities Inc. and U.S. Bancorp Piper Jaffray Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(h)(3) Escrow and Paying Agent Agreement (Class C), dated as of December 9, 1999 among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Chase Securities Inc. and U.S. Bancorp Piper Jaffray Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(i) Note Purchase Agreement, dated as of December 9, 1999, among Northwest Airlines, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, State Street Bank and Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and State Street Bank and Trust Company, as Paying Agent

99(a) Participation Agreement [NW __], dated as of [____], among Northwest Airlines, Inc. as Lessee, Northwest Airlines Corporation, as Guarantor, the Owner Participant named therein, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee

99(b)       Lease Agreement [NW __], dated as of [____], between First
            Security Bank, National Association, as Owner Trustee, and Northwest Airlines, Inc., as Lessee

99(c) Trust Indenture and Security Agreement [NW __], dated as of [____], between First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee

99(d) Purchase Agreement Assignment [NW __], dated as of, [____], between Northwest Airlines, Inc., as Assignor, and First Security Bank, National Association, as Assignee

99(e) Trust Agreement [NW __], dated as of [____], between [____], as Owner Participant, and First Security Bank, National Association, as Owner Trustee

99(f)       Guarantee [NW __], dated as of [____], from Northwest Airlines
            Corporation

99(g) Participation Agreement [NW __], dated as of [____], among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee

99(h) Trust Indenture and Security Agreement [NW __], dated as of [____], between Northwest Airlines, Inc., as Owner, and State Street Bank and Trust Company, as Indenture Trustee

99(i)       Guarantee [NW __], dated as of [____], from Northwest Airlines
            Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NORTHWEST AIRLINES CORPORATION


Dated: January 18, 2000                 By: /s/ Douglas M. Steenland
                                            ------------------------------------
                                        Name: Douglas M. Steenland
                                        Senior Vice President, General
                                               Counsel and Secretary